UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________
FORM 8-K

____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 5, 2017

______________________________
CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

______________________________

Delaware	000-24525	36-4159663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA		30305
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)

 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On June 5, 2017, the Board of Directors (the “Board”) of Cumulus Media Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”), payable on June 15, 2017, for each share of Class A Common Stock, par value $0.01 per share (the “Common Shares”), of the Company outstanding on June 15, 2017 (the “Record Date”) to the stockholders of record on that date. In connection with the distribution of the Rights, the Company entered into a Rights Agreement (the “Rights Agreement”), dated as of June 5, 2017, between the Company and Computershare Trust Company, N.A., as Rights Agent. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series R Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company at a price of $2.50 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment.
The Rights Agreement is designed to protect the Company’s substantial net operating loss carryforwards in order to preserve the Company’s long-term value and maintain the integrity of the Company’s ongoing restructuring process. The Rights Agreement is also intended to promote the fair and equal treatment of all stockholders of the Company and to ensure that the Board remains in the best position to discharge its fiduciary duties. The Rights Agreement is not intended to prevent any action that the Board determines to be in the best interests of the Company and is not being adopted in response to any specific action or proposal.

The Rights will initially trade with the Company’s Class A common stock and will generally become exercisable only if any person (or any persons acting in concert or as a group) acquires a voting or economic position in 4.99% or more of the Company’s outstanding Class A common stock. If the Rights become exercisable, all holders of Rights (other than any triggering person) will be entitled to acquire shares of Class A common stock at a 50% discount or the Company may exchange each Right held by such holders for one share of Class A common stock. Under the Rights Agreement, any person that currently owns more than 4.99% of the Company’s outstanding Class A common stock may continue to own its shares of Class A common stock but may not acquire a voting or economic interest in any additional shares of Class A common stock without triggering the Rights Agreement.
The Rights are in all respects subject to and governed by the provisions of the Rights Agreement. The following description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.
Distribution Date; Exercisability; Expiration
Initially, the Rights will be attached to all Common Share certificates and no separate certificates evidencing the Rights (“Right Certificates”) will be issued. Until the Distribution Date (as defined below), the Rights will be transferred with and only with the Common Shares. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share so that all such shares will have Rights attached.
The Rights will separate and begin trading separately from the Common Shares on the earlier to occur of (i) the Close of Business (as such term is defined in the Rights Agreement) on the twentieth calendar day following a public announcement, or the public disclosure of facts indicating, that a Person (as such term is defined in the Rights Agreement), group of affiliated or associated Persons or any other Person with whom such Person is Acting In Concert (as defined below) has acquired Beneficial Ownership (as defined below) of 4.99% or more of the outstanding Common Shares (an “Acquiring Person”) (or, in the event an exchange is effected in accordance with Section 24 of the Rights Agreement and the Board determines that a later date is advisable, then such later date) or (ii) the Close of Business on the tenth Business Day (as such term is defined in the Rights Agreement) (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a Person or group of 4.99% or more of the outstanding Common Shares (the earlier of such dates, the “Distribution Date”). As soon as practicable after the Distribution Date, unless the Rights are recorded in book-entry or other uncertificated form, the Company will prepare and cause the Right Certificates to be sent to each record holder of Common Shares as of the Close of Business on the Distribution Date.
An “Acquiring Person” will not include (i) the Company, (ii) any Subsidiary (as such term is defined in the Rights Agreement) of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan or (v) any Person who or which, at the time of the first public announcement of the Rights Agreement, is a Beneficial Owner of 4.99% or more of the Common Shares then outstanding (a “Grandfathered Stockholder”). However, if a Grandfathered Stockholder becomes, after such time, the Beneficial Owner of any additional Common Shares then such Grandfathered Stockholder shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such person is not the

Beneficial Owner of 4.99% or more of the Common Shares then outstanding. In addition, upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.99%, such Grandfathered Stockholder will cease to be a Grandfathered Stockholder. In the event that after the time of the first public announcement of the Rights Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Common Shares expires, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Common Shares that confers Beneficial Ownership of Common Shares shall be considered the acquisition of Beneficial Ownership of additional Common Shares by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of the Rights Agreement unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such person is not the Beneficial Owner of 4.99% or more of the Common Shares then outstanding.
“Beneficial Ownership” is defined in the Rights Agreement to include any securities that a Person or any of such Person’s Affiliates or Associates (as such terms are defined in the Rights Agreement) (a) would be deemed to actually or constructively own for purposes of Section 382 of the Code or the Treasury Regulations promulgated thereunder (as each such term is defined in the Rights Agreement) (b) beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act, (c) has the right to acquire or vote pursuant to any agreement, arrangement or understanding (except under limited circumstances), (d) which are directly or indirectly beneficially owned by any other Person with which such Person has any agreement, arrangement or understanding for the purpose of acquiring, holding or voting such securities, or obtaining, changing or influencing control of the Company, or with whom such Person is Acting in Concert (as defined below) or (e) in respect of which such Person has a Derivative Position (as such term is defined in the Rights Agreement).
The Rights Agreement provides that a Person shall be deemed to be “Acting in Concert” with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert or in parallel with such other Person, or towards a common goal with such other Person, relating to (i) acquiring, holding, voting or disposing of voting securities of the Company or (ii) changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, where (A) each Person is conscious of the other Person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor supports a determination by the Board of Directors that such Persons intended to act in concert or in parallel. A Person who is Acting in Concert with another Person shall also be deemed to be Acting in Concert with any third Person who is also Acting in Concert with such other Person.
The Rights are not exercisable until the Distribution Date. The Rights will expire on the Close of Business on June 4, 2018 (the “Final Expiration Date”). The Rights Agreement may also be terminated, or the rights may be redeemed, prior to the scheduled expiration of the Rights Agreement under certain other circumstances.
Exempt Persons and Transactions
The Board may, in its sole and absolute discretion, determine that a Person is exempt from the Rights Agreement (an “Exempt Person”). Any Person will cease to be an Exempt Person if the Board makes a contrary determination with respect to such Person regardless of the reason therefor. In addition, the Board may, in its sole and absolute discretion, exempt any transaction from triggering the Rights Agreement.
Flip-in Event
If a Person or group becomes an Acquiring Person at any time after the date of the Rights Agreement (with certain limited exceptions), the Rights will become exercisable for Common Shares (or, in certain circumstances, Preferred Shares or other similar securities of the Company) having a value equal to two times the exercise price of the Right. From and after the announcement that any Person has become an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or beneficially owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person or any other Person with whom such Person is Acting in Concert, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights. If the Board of Directors so elects, the Company shall deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right.

Exchange
At any time after any Person becomes an Acquiring Person and prior to the acquisition by any Person or group of a majority of the outstanding Common Shares, the Board of Directors may exchange the Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment). The Company may issue, transfer or deposit such Common Shares (or other property as permitted under the Rights Agreement) to or into a trust or other entity created upon such terms as the Board of Directors may determine and may direct that all holders of Rights receive such Common Shares or other property only from the trust. In the event the Board of Directors determines, before the Distribution Date, to effect an exchange, the Board of Directors may delay the occurrence of the Distribution Date to such time as it deems advisable.
Flip-over Event
If, at any time after a Person becomes an Acquiring Person, (i) the Company consolidates with, or merges with and into, any other Person; (ii) any Person consolidates with the Company, or merges with and into the Company, and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or (iii) 50% or more of the Company’s consolidated assets or Earning Power (as defined in the Rights Agreement) are sold, then proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.
Redemption
At any time prior to the time any Person becomes an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
Amendment
The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights, except that from and after such time as any Person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates and any other Person with whom such Person is Acting in Concert).
Preferred Stock Rights
Each Preferred Share will entitle the holder thereof to the same dividends and liquidation rights as if the holder held one Common Share and will be treated the same as a Common Share in the event of a merger, consolidation or other share exchange.
Rights of Holders
Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company in respect of such Right, including, without limitation, the right to vote or to receive dividends.
Item 3.03. Material Modifications to Rights of Security Holders.
The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the adoption of the Rights Agreement, on June 5, 2017, the Company filed a Certificate of Designations of Series R Preferred Stock with the Secretary of State of the State of Delaware. A copy of the Certificate of Designations of Series R Preferred Stock is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Designations of Series R Preferred Stock of Cumulus Media Inc., as filed with the Secretary of State of the State of Delaware on June 5, 2017.

4.1	Rights Agreement, dated as of June 5, 2017, between Cumulus Media Inc. and Computershare Trust Company, N.A., as Rights Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

Date: June 5, 2017	By:	/s/ John Abbot
Name: John Abbot
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Designations of Series R Preferred Stock of Cumulus Media Inc., as filed with the Secretary of State of the State of Delaware on June 5, 2017.

4.1	Rights Agreement, dated as of June 5, 2017, between Cumulus Media Inc. and Computershare Trust Company, N.A., as Rights Agent.